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                                                                   EXHIBIT 10.28

        THE SECURITIES REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT OR 1933, AS AMENDED.


                                   EXULT, INC.

                              COMMON STOCK WARRANT

   Date of Issuance:  October 12, 2000

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Exult, Inc. (the "Company"), hereby grants to Bank of America Corporation, a Delaware corporation ("Holder"), the right to purchase up to 5,000,000 shares (the "Warrant Shares") of the Company's Common Stock at a price per share of $11.00 (the "Exercise Price"). The amount and kind of securities obtainable pursuant to the rights granted hereunder and the exercise price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

        This Warrant is subject to the following provisions:

        1.     Exercise of Warrant.

        1.1 Exercise Period. Holder may exercise this Warrant, in whole or in part, at any time and from time to time from the date hereof until the third anniversary of the date of issuance of this Warrant (the "Date of Issuance").

        1.2    Exercise Procedure.

               (a) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Date"):

                   (i) a completed Exercise Notice, as described in Section 1.3, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;


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                   (ii)  this Warrant; and

                   (iii) the aggregate exercise price for all Warrant Shares being purchased, paid according to Section 1.2(b).

               (b)(i) This Warrant may be exercised by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Warrant Shares shall be issuable, upon exercise of this Warrant, shall be deemed to have become the holders(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Warrant Shares represented.

               (ii) In addition, if the Company and the Holder have entered into a contract pursuant to which the Company provides human resources business process outsourcing services to the Holder, then in lieu of exercising this Warrant pursuant to Section 1.2(b)(i) above, the Holder may elect to receive a number of Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise indicating the net issuance method of exercise. In such event, the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                      X = Y(A-B)
                          ------
                            A

Where X       =        the number of Warrant Shares to be issued to the
                       Holder but which in no event shall be less than zero.

      Y       =        the number of Warrant Shares subject to this Warrant (or
                       the portion thereof being cancelled).

      A       =        the Market Price of one share of the Company's Common
                       Stock.

      B       =        the Exercise Price (as adjusted to the date of such
                       calculation).

                     For the purposes of this Warrant, the term "Market Price" shall mean the arithmetic mean of the closing price on the Exercise Date of the Common Stock on the principal market or exchange where the Common Stock is traded or listed on each of the five (5) trading days ending on the Exercise Date, or if not so listed or traded, as reasonably determined by the Board of Directors of the Company.

               (c) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Holder within five business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical thereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the person designated for delivery in the Exercise Notice.


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               (d) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Date, and the Holder shall be deemed for all purposes to have become the record holder of such shares of Common Stock at the Exercise Date.

               (e) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares (other than any transfer taxes resulting from the issuance of Warrant Shares to any person other than the Holder).

               (f) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of Warrant Shares issuable upon the full exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all liens and encumbrances other than liens or encumbrances created by the Holder. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

               (g) To the extent commercially reasonable, the Company shall assist and cooperate with any requirement imposed upon the Holder to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any jurisdiction unless the Company is already required to qualify to do business or subject to service in such jurisdiction.

               1.3. Exercise Notice. Upon any exercise of this Warrant, the Holder shall deliver to the Company an Exercise Notice in substantially the form set forth in Exhibit A hereto.

               1.4. No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 1.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall round up the number of shares delivered to the Holder to the nearest whole share.

        2. Adjustment of Exercise Price, Number and Character of Warrant Shares and Number of Warrants.

               2.1(a) Stock Dividends, Subdivisions and Combinations. If after the date hereof the Company shall:

                      (i) pay a dividend or make a distribution in shares of Common Stock to holders of its capital stock of any class;

                      (ii) subdivide the outstanding shares of its Common Stock into a larger number of shares;



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                      (iii) combine the outstanding shares of its Common Stock
into a smaller number of shares; or

                      (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company;

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event and the number of securities purchasable upon the exercise of each Warrant shall be multiplied by a fraction
(i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such event and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 2.1 shall become effective immediately after the record date, in the case of a dividend or distribution, and the effective date, in the case of a subdivision, combination or reclassification.

               (b) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than one cent ($.01) per share. Any adjustment of less than one cent ($.01) per share of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more. However, upon exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant is exercised.

               (c) Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to this Section 2.1, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder); by first class mail postage prepaid to each Holder.

               (d) Capital Reorganizations and Other Classifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Section 2.1(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Section 2.1(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant, for the kind, amount and


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number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 2.1 with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Holder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed so be a reclassification of the shares of Common Stock for purposes of this Section 2.1(d).

               (e) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 2.1, the Holder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible so the provisions with respect to the shares of Common Stock contained in Sections 2.1(a) through (d), inclusive.

               2.2 Notice of Record Date, etc. In the event the Company shall propose to take any action of the types requiring an adjustment of the Exercise Price or the number of character of the Warrant Shares or Warrants pursuant to
Section 2.1 or a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed, the Company shall give notice to each Holder as provided in Section 9, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrants. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant, such notice shall be given as least twenty days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty days prior to the taking of such proposed action.

        3. No Voting Rights. Prior to exercise of this Warrant, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

        4. Transfer of Warrant Shares. In addition to the restrictions on transfer described in Section 5 below, this Warrant may not be offered, sold or transferred by the Holder for a period



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of one year from the Date of Issuance, and the Warrant Shares may not be offered, sold or transferred by the Holder for a period of one year from the date of their issuance upon exercise of this Warrant. Notwithstanding the restrictions imposed by this Section 4, the Holder or any affiliate of Holder may transfer the Warrant and the Warrant Shares to an affiliate of the Holder that delivers to the Company in writing an agreement to be bound by the terms and conditions of this Warrant. For purposes of this Warrant an "affiliate" means any person or entity controlling, controlled by, or under common control with the Holder.

        5. Restrictive Legend. This Warrant and the Warrant Shares have not been registered under the Securities Act. Each certificate evidencing the Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the form of the legend at the top of the first page of this Warrant, unless such Warrant Shares previously have been registered under the Securities Act.

        6. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

               (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

               (b) The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free from all liens and encumbrances other than any liens or encumbrances created by the Holder; and

               (c) The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

        7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Warrant Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale;

               (b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof and that the Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption



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depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above;

               (c) The Holder has such knowledge and experience in financial and business masters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interest in connection therewith;

               (d) The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant; and

               (e) The Holder is an accredited investor within the meaning of Regulation D promulgated under the Securities Act.

        8. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation upon surrender of such Warrant, the Company shall execute and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

        9. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices and (ii) to the Holder, at the Holder's address as it appears on the signature page hereof or at such other address as the Holder may designate by written notice to the Company in accordance with this
Section 9.

        10. Amendment and Waiver. The provisions of this Warrant contain the entire understanding between the parties hereto with respect to the subject matter hereof and may be amended and waived only if such amendment or waiver is set forth in writing executed by the Company and the Holder.

        11. Descriptive Headings; Governing Law. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be governed by the laws of the State of Delaware.

        12. Benefits of Agreement; Successors. This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by the Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

                            [Signature Page Follows]


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        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.

                                   EXULT, INC.



                                   By:
                                      ------------------------------------------
                                      Douglas L. Shurtleff
                                      Executive Vice President


                                   BANK OF AMERICA CORPORATION



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Notices Address:

                                      Bank of America Strategic Alliances
                                             & Investments
                                      c/o Bank of America Corporation
                                      200 South College Street, NC1-014-10-02
                                      Charlotte, North Carolina 28255-0001

                                      Telephone No.:  (704) 387-4159
                                      Facsimile No.:    (704) 386-2358
                                      Attn: Hoa T. Nguyen



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                                                                       EXHIBIT A

                                 EXERCISE NOTICE

To:     EXULT, INC.                                            Dated: __________

        By checking the appropriate line, the undersigned hereby exercises the attached Warrant for the purchase of ________ of the Warrant Shares, and makes payment for such Warrant Shares as follows:

        _____ By remission herewith of the full amount of the aggregate exercise price pursuant to Section 1.2(b)(i) of the Warrant.

        _____    Pursuant to the net exercise method (if available) pursuant to
                 Section 1.2(b)(ii) of the Warrant.

        The undersigned hereby repeats the representations set forth in Section 7 of the Warrant in connection with this exercise.

                                    Signature __________________________________

                                    Address ____________________________________

                                    Name in which shares should be registered:

                                    ____________________________________________


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